Gray Television, Inc.
Lender Presentation

NYSE:GTN

Schurz Financing Transaction – January 2016

Disclaimer

This presentation contains certain forward-looking statements that are based largely on Gray's current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as "expect," "anticipate," "will," "implied," "assume" and similar expressions. Forward looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward looking statements. Such risks, trends and uncertainties, which in some instances are beyond Gray's control, include Gray's ability to maintain relationships with cable operators, satellite providers and other key commercial partners of any acquired business, the ability to retain key employees of any acquired business, the ability to successfully integrate the acquired business into its operations, and the ability to realize the expected benefits and synergies from the acquisition, including the expected accretion in earnings. Gray is subject to additional risks and uncertainties described in Gray's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," financial statements, and management's discussion and analysis of financial condition and results of operations sections contained therein, which reports are made publicly available via its website, www.Gray.tv. Any forward-looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, or for changes made to this presentation by wire services, Internet service providers or other media, whether as a result of new information, future events or otherwise.

See the appendix to this presentation for the definition of certain capitalized terms used herein. Reconciliations of the Company's non-GAAP measures of broadcast cash flow, broadcast cash flow less cash corporate expenses, operating cash flow as defined in Gray's senior credit agreement, and free cash flow are contained in the appendix.

Company Overview

An Industry Leading Power

Transaction Overview

- On September 14, 2015, Gray TV ("Gray" or the "Company") announced that it had reached an agreement to acquire all of the television and radio assets of Schurz Communications, Inc. ("Schurz") for $442.5 million, inclusive of working capital
  - The purchase price represents a multiple of ~7.1x blended '15E/'16E pro forma BCF
  - The transaction is expected to be immediately accretive to free cash flow

- Gray plans to finance the transaction with cash on hand and a $400 million Incremental Term Loan B
  - Net leverage at closing expected to be approximately 5.5x L8QA OCF, and the Company expects considerable de-levering in 2016 through strong free cash flow generation

- Gray expects the transaction to close on February 1, 2016; on December 22, 2015, Gray announced it had received DOJ approval. The Company is now awaiting FCC approval

Acquisition Rationale

Reinforces Gray's Market Leadership	▪ Demonstrates Gray's commitment to acquire high-quality stations in attractive markets ▪ Gray will own the #1 ranked station in 40/50 markets, and the #1 or #2 ranked stations in 49/50 markets ▪ Provides Gray with the top-rated and highest grossing television stations in six additional markets
Aligns with Gray's Market and Station Focus	▪ Increases Gray's scale, quality portfolio diversification, and exposure to key political markets ▪ Schurz's market DMAs range from 65 to 172, which align with Gray's market DMAs ranging from 62 to 209
Enhances Scale & Diversification	▪ Expands Gray's operations to 50 television markets, 28 states and 9.4% U.S. TVHH reach ▪ Provides Gray with the top-rated and highest grossing television stations in six additional markets, pro forma for the announced station swaps ▪ Eight additional Big-Four affiliates
Highly Accretive Acquisition	▪ Gray expects the transaction to be immediately accretive to free cash flow ▪ Including expected synergies, the transaction purchase price represents a multiple of ~7.1x blended 2015E / 2016E pro forma broadcast cash flow

Note: To facilitate regulatory approval, Gray has either announced agreements for or completed a number of transactions detailed in the appendix

Acquisition Snapshot

($ in Millions)	Gray TV	Schurz	Pro Forma – All announced transactions
Financial Profile			
2014 Net Revenue	$621	$154[2]	$746
2014 Broadcast Cash Flow	$277	$64[2,3]	$337
2014 Operating Cash Flow [1]	$257	$64[2,3]	$317
Scale			
Stations	77	11	88
Markets	46	7	50
TV Household Reach	9.6 million (8.5%)	2.1 million (1.9%)	10.7 million (9.4%)
Asset Quality			
#1 / #2 Markets	43	6	49
2012 Net Political Revenue	$120	$22	$143
2014 Net Political Revenue	$94	$26	$118
2014 Gross Retransmission Revenue	$91	$18 [4]	$106

Big 4 Network Affiliated Channels


FOX
13
30
abc
17
22


abc
5[6]
6[5]
3


FOX
14
35
abc
19
26

Source: Company management and filings and BIA Investing in Television Market Report
Note: Standalone metrics fully pro forma for all acquisitions previously announced and closed
(1) OCF as defined in the existing Senior Secured Facilities Credit Agreement
(2) Including the KOTA stub period before Schurz acquired KOTA and Schurz Radio Group
(3) Including operating synergies and excluding Schurz corporate expense
(4) Based on status quo Schurz retransmission rates
(5) Includes WSBT-TV and three KWCH-TV satellite stations
(6) Includes three KOTA-TV satellite stations

Gray Pro Forma National Footprint

Ranked #1 or #2 in 49 of 50 Markets
Reaching approximately 9.4% of US TV households


North Platte, NE
Rapid City, SD
Lincoln, NE
Sioux Falls, SD
Omaha, NE
Fargo, ND
Wausau - Rhinelander, WI
Rockford, IL
Lansing, MI
Flint, MI
Bismarck, ND
Cedar Rapids, IA
Madison, WI
Presque Isle, ME
Casper, WY
La Crosse - Eau Claire, WI
Marquette, MI
South Bend, IN
Twin Falls, ID
Toledo, OH
Cheyenne, WY
Parkersburg, WV
Reno, NV
Lexington, KY
Harrisonburg, VA
Topeka, KS
Charleston-Huntington, WV
Charlottesville, VA
Grand Junction, CO
Roanoke, VA
Hazard, KY
Colorado Springs - Pueblo, CO
Greenville - New Bern - Washington, NC
Knoxville, TN
Wichita - Hutchinson, KS
Springfield, MO
Bowling Green, KY
Augusta, GA
Odessa, TX
Sherman, TX - Ada, OK
Alexandria, LA
Albany, GA
Laredo, TX
Anchorage, AK
Monroe, LA
Dothan, AL
Tallahassee, FL - Thomasville, GA
Waco-Temple - Bryan, TX
Meridian, MS
Panama City, FL
Gray TV Station
Schurz TV Station
State Capital in DMA

Note: Includes all announced transactions

Overview of #1 Television Stations to be Acquired

gray

DMA Rank	Market	Station	Affiliate Primary	Affiliate Secondary	2014 BIA Revenue Rank	2014 BIA Revenue Share
65	Wichita - Hutchinson, KS	KWCH		Weather+	1	33%
		KSCW	CW	DECADES	5	4%
		KDCU[(1)]	univision	-	7	2%
67	Roanoke-Lynchburg, VA	WDBJ		myTV DECADES	1	34%
75	Springfield, MO	KY3	NBC	Weather+ COZI	1	44%
		KSPR[(2)]	abc		3	11%
		KCZ	CW	-	6	5%
147	Anchorage, AK	KTUU	NBC	JUSTICE	1	41%
		KYES[(3)]	myTV	-		4%
172	Rapid City, SD	KOTA	abc	-	1	39%
180	Marquette, MI-pending purchase from Sinclair In exchange for Schurz's WSBT, South Bend, IN	WLUC[(4)]	NBC	FOX	1	51%

Source: Company management and BIA Investing in Television Market Report 3rd Edition
(1) Owned by Entravision, sold by KWCH pursuant to a joint sales agreement
(2) Owned by Perkin Media and operated via shared services agreement
(3) To be acquired from a third party in a transaction separate from the Schurz acquisition
(4) Sale/Purchase transaction closing to be concurrent with Schurz acquisition closing

Overview of Other Television Stations to be acquired:

DMA Rank	Market	Station	Affiliate Primary	Affiliate Secondary	2014 BIA Revenue Rank	2014 BIA Revenue Share
62	Knoxville, TN Purchasing from Lockwood in exchange for KAKE in Wichita, KS. Gray also owns WVLT, the CBS affiliate in Knoxville. These transactions are expected to close on or before the Schurz closing in Q1 2016.	WBXX	CW		5	6%
112	Augusta, GA Gray also owns WRDW the CBS affiliate in Augusta	WAGT	NBC	CW	4	7%

Source: Company management and BIA Investing in Television Market Report 3rd Edition

Gray Leads Industry In Operating Margins



2014 EBITDA Margins
42% (1)
37%
36% (2)
35% (3)
33%
31%
25% (4)
18% (5)
10% (6)
gray
Nexstar
Sinclair
Media General
Entravision
Tribune
TEGNA
Meredith
Scripps

Source: Company filings, Investor presentations
Note: Based on "as-reported" financials for all companies except Gray and Media General, which are reported on a "combined historical" basis
(1) Based on 2014 Pro Forma for all completed and pending transactions Operating Cash Flow
(2) Based on Non-GAAP reconciliation available on Sinclair Broadcasting's website
(3) Media General pro forma for LIN, including $16 million in Young synergies and $35 million in LIN run rate synergies; Reported in Media General's Investor Presentation dated 3/12/2015
(4) Based on consolidated revenue and EBITDA
(5) Based on consolidated revenue and EBITDA and calendar year ended 12/31/14; Fiscal year ends 6/30
(6) Based on consolidated revenue and EBITDA; Calculated as segment profits less corporate and pension plan expense; Reported in Scripps' 2014 10-K

Significant Scale Poised for Long-Term Success

	Net Revenue	BCF	OCF	FCF
2014 PF (in millions)	$746	$337	$317	$189

181 program streams

94 "Big 4" network affiliations

93 stations

50 markets

18 markets with two "Big 4" network affiliations

5 markets with three "Big 4" network affiliations



FOX
14 channels
CBS
35 channels
abc
19 Channels
NBC
26 channels

Note: Pro Forma – All completed and pending transactions

Gray Leads the Industry with the Highest Quality Portfolio of Local Television Stations

The Importance of Being #1


Price Leadership
Reinvest in Business
Network and News Ratings
Share of Market Ad $
Highly Ranked News Franchises Drive Traffic

- Dominate local and political revenue with highly-rated news platforms
- #1 Stations can secure more than half of a market's political ad buys
- Greater purchasing power and leverage with MVPDs, programmers, and other vendors
- Deliver higher margins
- Maximize free cash flow
- Exploit best practices
- Attract and retain high quality talent
- Leverage new Washington DC News Bureau

The Importance of Being #1

Long History of Being #1 in the Market[1]


15
19
18
19
16
19
17
19
16
2006
2007
2008
2009
2010
2011
2012
2013
2014

CBS National Ranking	1	1	2	1	1	1	1	1	1


17
13
15
14
19
15
14
14
17
2006
2007
2008
2009
2010
2011
2012
2013
2014

NBC National Ranking	3	3	4	4	4	4	4	3	3


5
7
7
7
7
8
7
6
7
2006
2007
2008
2009
2010
2011
2012
2013
2014

ABC National Ranking	2	2	2	3	2	2	2	2	2

Source: Nielsen Media Research

(1) Pro Forma – All completed and pending transactions

Gray's Stations Over-Index Every Major Network(1)

gray

CBS vs. Gray
November '14 Household Share


10
15
9
17
12
12
5
10
The Morning Show
Network News
Prime (Mon-Sun)
The Late Show
CBS
Gray

CBS, NBC, and ABC perform *far better* on Gray's stations than national averages across all key day-parts

NBC vs. Gray
November '14 Household Share


13
26
12
28
9
11
7
17
The Today Show
Network News
Prime (Mon–Sun)
The Tonight Show
Gray

ABC vs. Gray
November '14 Household Share


16
27
11
22
10
13
5
13
Good Morning America
Network News
Prime (Mon-Sun)
Jimmy Kimmel / Nightline
abc
Gray

Source: Nielsen Media Research, November 2014

(1) Pro Forma – All completed and pending transactions

Gray Dominates Local News and Information(1)

+91%

Amount by which Gray's late local newscasts **outperform** the national average…

+80%

Amount by which Gray's 6PM newscasts **outperform** the national average…

Gray's national Household Share average exceeds all major affiliate news programs



National Average vs. Gray
November '14 Household Share
27
15
21
11
6PM News
Late News
NSI National Average
Gray Average of All Stations

Source: Nielsen Media Research, November 2014
Note: Pro Forma – All completed and pending transactions

Gray Has Long-Term Ratings GROWTH

November DMA Rating – All Viewing(1)

5% Ratings Growth Since 2010


5.6
5.7
5.6
5.9
5.9
2010
2011
2012
2013
2014

(1) Nielsen November DMA Average Rating in DMA TV HH Monday-Sunday 6:00am to 2:00am
Note: Pro forma for all completed and pending transactions

Gray Leads the Industry in Household Ratings

Household Rating Analysis – November 2014(1)



5.9
5.2
4.9
4.9
4.4
4.1
3.9
3.8
3.7
3.6
3.3
3.2
3.1
2.7
2.5
gray
Cox
Raycom
Media General
Hearst
Meredith
TEGNA
ABC O&O
Sinclair
Viacom-CBS
Nexstar
Tribune
Scripps
NBC O&O
Fox

(1) Nielsen November DMA Average Rating in DMA TV HH Monday-Sunday 6:00am to 2:00am
Note: Pro forma for all completed and pending transactions

Gray Big-4 Affiliation Renewals

	ABC	CBS	FOX	NBC
TOTAL	19	35	14	26
YEAR				
2016	1 @ 1/15/16[1]			
2017	3 @ 12/31/17	5 @ 9/30/17		
2018	14 @12/31/18			26 @ 12/31/18
2019	1 @ 12/31/19	30 @ 8/31/19	14 @ 6/30/19	

(1) Renewal negotiations in process

Note: Pro forma for all completed and pending transactions

Gray Excels at Retrans

Gray Retransmission Revenue in Millions

- Approximately 11.6 million Big-4 Affiliate subscribers total across all markets
- Approximately 1.0 million Big-4 Affiliate subscribers re-priced on or before 12/31/2015
- Approximately 4.2 million Big-4 Affiliate subscribers will re-price by 12/31/2016
- Approximately 6.4 million Big-4 Affiliate subscribers will re-price between 1/1/17 and 6/30/18
- Sub Count stable 2012-2014[1]
  - Continuously owned stations Big-4 subs ranged from 6.4 million to 6.5 million



Retransmission Revenue
Network "Reverse Comp."
"Net Retransmission Revenue"
1.0
1.6
2.4
3.0
15.6
18.8
20.2
33.8
5.6
28.2
39.8
7.6
32.2
74.9
19.6
55.3
184.0
83.0
101.0
205.0
102.5
102.5
240.0
120.0
120.0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015 Estimate(2)
2016 Estimate(2)
2017 Estimate(2)
Actual
Pro Forma

(1) Gray data for stations continuously owned 2012-2014

(2) Per current Company estimate PF. 2016 & 2017 assume Network Affiliation fees (a.k.a. "Network Reverse Compensation") equal to 50% of retransmission revenue. Actual results may vary from current estimates.

Significant Opportunity for Continued M&A


FCC U.S. TV Household Cap: 39%
44%
38%
31%
23%
19%
18%
18%
14%
11%
11%
9.4%(1)
6%
4%
4%
3%
3%
3%
2%
2%
1%
Tribune
Sinclair
TEGNA
Media General
Hearst
EW Scripps
Nexstar
Raycom
Cox
Meredith
gray
Graham Holdings
Weigel
Hubbard
Sunbeam
Calkins Media
Quincy
Bahakel
Dispatch
Capitol
. . .

(1) Reflects all completed transactions as well as all announced and pending transactions.
Source: Company filings, BIA, company websites
Note: Excludes Big Four networks and Univision

gray

Television • Digital • Mobile

Credit Highlights

Key Credit Highlights

A Leading Television Broadcaster in Diverse Mid-Markets with Dominant Market Positions

Stable Advertising Market and Diversification of Revenue Mix

Large Political Upside in Election Years with Presence in Key States. Larger Political Upside in Presidential Election Years

Strong Growth in Net Retransmission Revenue and Increasing Leverage With MVPDS and Networks

Successful New Media Initiatives and Spectrum Upside

Robust Free Cash Flow Generation Over a Two Year Cycle

Experienced Management with a Track Record of Accretive Transactions and Successful Integrations

Acquisitions Announced and Closed in 2013, 2014 and 2015 Significantly Increased Scale and Margins

Summary Financial Metrics
'13A/'14A Blended 2-Year Averages
In Millions

As Reported				Pro Forma			



$427
$175
$154
$67
Revenue
BCF
OCF
FCF
$678
$292
$275
$150
Revenue
BCF
OCF
FCF

% Margin	41%	36%	44%(1)	% Margin	43%	41%	55%(1)

(1) % of OCF

Diversification Across Networks and Markets

Station Mix	2014PF Revenue by Affiliate: $746mm (1)	2014PF BCF by Affiliate: $337mm (1), (3)

181 Total Program Streams:

94 Big 4 Affiliates:

- 35 CBS
- 26 NBC
- 19 ABC
- 14 FOX

98 Additional Program Streams:(2)

- 21 CW
- 2 Telemundo
- 22 MyNetwork TV
- 20 MeTV Network
- 9 Antenna TV
- 2 This TV Network
- 2 MOVIES! Network
- 2 Decades
- 12 Local News/Weather
- 6 Other


All Secondary Channels & Other
5%
3%
17%
CBS
38%
NBC
37%


All Secondary Channels & Other
4%
3%
16%
CBS
39%
NBC
38%

No single market represents >10% of total revenue or BCF

(1) Pro Forma
(2) Certain program channels are affiliated with more than one additional network simultaneously
(3) Excludes corporate expenses

Stable Markets – Concentration on DMAs 62-209 with Focus on State Capitals / Collegiate Presence

- Gray stations cover 11 state capitals and 27 university towns
- Enrollment of approximately 634,000 students
- Better demographics, more stable economies

Market	College(s)	Approximate Enrollment
Waco, TX		75
Topeka, KS		53
Lansing, MI		50
Cedar Rapids, IA		45
Tallahassee, FL	Florida A&M University	43
Madison, WI		43
Lexington, KY		30
Knoxville, TN		27
Lincoln, NE		25
Greenville, NC	Pirates	22
Toledo, OH	UT	21
Charlottesville, VA		21
Bowling Green, KY	WKU	21

Market	College(s)	Approximate Enrollment
Reno, NV		20
Harrisonburg, VA	JMU	20
Anchorage, AK		17
Wichita, KS	WSU	15
Sioux Falls, SD		13
Cheyenne, WY		11
Charleston-Huntington, WV		10
Monroe, LA		9
Flint, MI	M Flint	9
Colorado Springs, CO	Falcons	9
South Bend, IN		8
Twin Falls, ID	CSI College of Southern Idaho	8
Odessa, TX	UTPB	5
Bismarck, ND	Mystics	4

Source: College/University website
Note: Shading indicates DMA includes state capital. Enrollment in thousands.
Note: Pro forma for all completed and pending transactions

Revenue Mix Continues to Diversify

- Growth in net revenue, driven by increases in core revenue, political, retransmission and internet revenues
- Revenue mix continues to diversify from traditional ad-based sources to new media – internet and subscriber driven – and retransmission revenue
- Diversification lowers overall revenue volatility

2010A Net Revenue Mix: $346mm (1)	2014A Net Revenue Mix: $508mm (1)	2014PF Net Revenue Mix: $746mm (2)



Other 4%
Internet 4%
National 17%
Retransmission 5%
Political 17%
Local 53%
Internet 6%
Other 2%
National 13%
Retransmission 15%
Political 16%
Local 48%
Internet 5%
Other 3%
National 14%
Retransmission 14%
Political 16%
Local 48%

(1) 2010A and 2014A reflect Gray actual data per Company
(2) 2014 Pro Forma – All completed and pending transactions

November 8, 2016 Elections



Ballot Initiatives & Referendums
Presidential Primaries & General
Federal Races
Gubernatorial Races
State & Local Races
ELECTION
2016
1
2
3
4
5

Open Presidential Contest
Gray Markets in 6 out of 7 Predicted 2016 Swing States

34 Senate Races
9 Competitive Races in Gray Markets (CO, FL, GA, IL, IN, NV, NC, OH, WI)

535 House Races
7 Competitive Races in Gray Markets (FL, IN, MI, MN, NE, NV)

10 Gubernatorial Races

3 Competitive Races in Gray Markets (IN, NC, WV)

Source: Politico.com, CenterForPolitics.org

Gray is a Leading Beneficiary of Political Revenue with Large Upside in Presidential Years

Gray Political Revenue in Millions



$48
$58
$86 New Record Presidential Year
$82 New Record Non-Presidential Year
$143
$118
2008
2010
2012
2014
2012PF
2014PF

2014 Political Revenue Per TV Household



$11.03
$4.40
$4.02
$3.63
$3.51
$3.45
$3.27
$1.75

	Gray (1)	TEGNA (2)	Media General (3)	Meredith (4)	Scripps (5)	Nexstar (6)	Sinclair (7)	Tribune (8)
2014 Political Revenue ($mm)	$118	$160	$111	$46	$76	$56	$147	$90
2014 TV Households (mm)	10.7	36.4	27.6	12.7	21.6	16.2	45.0	51.7

Source: Company filings, Investor presentations, BIA data
(1) Pro Forma - All completed and pending transactions
(2) Pro Forma for Belo and London transactions
(3) Media General pro forma for LIN; Reported in Media General's Investor Presentation dated 3/12/2015
(4) Based on Calendar year ending 12/31/14; Fiscal year ends 6/30
(5) Scripps pro forma for Journal; Reported in Scripps' and Journal's 2014 10-Ks
(6) Political revenue on gross "as reported basis" net of implied % agency commission; TV Households incorporate closed acquisitions only; Reported in Nexstar's 2014 10-K
(7) On a Pro Forma basis; Reported in Sinclair's March 2015 Investor Presentation
(8) As reported in Tribune Media Company's 2014 Earnings Presentation and Earnings Call

Successful Digital Media Initiatives

- Operates web and mobile applications in all markets
  - Approximately 80% of all traffic is mobile
- Focused on local content: news, weather, sports
  - Estimating 2 Billion page views in 2015
  - Estimating 3.5 million live video streams in 2015
- All sites use responsive design
- Social Media
  - 100 TV Station Social Media Accounts – approximately 4.3 million followers
  - Over 1,000 Social Media Accounts including TV Station news/weather/ sports staff
- "Moms Everyday" digital vertical; deployed in each Gray market and continues to expand to other markets
- Full service digital solutions

Gray Digital Media Revenue in Millions

Anticipate 3+ Billion Digital Ads Served in 2015



2009-2014 CAGR: 20%
$11.4
$13.4
$20.1
$25.0
$25.4
$28.2
$34.4
$35.3
2009
2010
2011
2012
2013
2014
2013PF
2014PF

	2009	2010	2011	2012	2013	2014	2013PF	2014PF
% of Total Revenue	4.2%	3.9%	6.5%	6.2%	7.3%	5.6%	5.7%	4.8%

50% plus margin on digital revenue

Significant Potential Upside from Spectrum Monetization Opportunities

- One of first broadcasters to monetize digital spectrum
- 99 secondary channels of programming today
- Opportunities to benefit from the 2016 FCC Broadcast Incentive Auction
- Potential opportunities from future changes to new broadcast technical standard

Growing Secondary (D2) Channels [(1)]



Other
35 Channels
20 Channels
2 Channels
4 Channels
3 Channels
18 Channels
17 Channels

Secondary Channel 2014 Financials

($ in Millions)



Revenue
BCF
Margin
$30
$18
60%
$70
$40
57%
As Reported
Pro Forma

(1) Certain program channels are affiliated with more than one additional network simultaneously

Financial Overview

Gray's Financial Scale Continues to Increase

Net Revenue (1)

($ in Millions)


LTM
L8QA
$346
$308
$307
$327
$405
$356
$346
$376
$508
$427
2010
2011
2012
2013
2014


$610
$746
$678
2013PF (2)
2014PF (2)
'13/'14 PF (2)

	2010	2011	2012	2013	2014	2013PF	2014PF	'13/'14 PF
L8QA Growth	3%	6%	9%	5%	14%	--	--	--
LTM 2-Yr. Growth	6%	14%	17%	13%	25%	--	--	--

Operating Cash Flow (1)

($ in Millions)


LTM
L8QA
$136
$104
$97
$117
$176
$136
$114
$144
$195
$155
2010
2011
2012
2013
2014


$233
$317
$275
2013PF (2)
2014PF (2)
'13/'14 PF (2)

	2010	2011	2012	2013	2014	2013PF	2014PF	'13/'14 PF
L8QA Margin	34%	36%	38%	38%	36%	--	--	--
LTM Margin	39%	32%	43%	33%	38%	38%	42%	41%

(1) Gray actual data per Company
(2) Includes all announced transactions and expected synergies

Robust Free Cash Flow Generation

Presidential Election Year 2012 OCF Buildup (1), (2)



($ in millions)
Increase in FCF as % of OCF
55%
$176
61%
$330
$96
$23
$58
<$1
$201
$35
$89
$5
2012
2012PF
Taxes
Capex, Net
Interest
Free Cash Flow

Non Election Year 2013 OCF Buildup (1), (2)



($ in millions)
Increase in FCF as % of OCF
34%
$114
48%
$233
$39
$24
$51
<$1
$112
$30
$88
$3
2013
2013PF
Taxes
Capex, Net
Interest
Free Cash Flow

Non Presidential Election Year 2014 OCF Buildup (1), (2)



($ in millions)
Increase in FCF as % of OCF
49%
$195
60%
$317
$95
$32
$67
<$1
$189
$35
$88
$5
2014
2014PF
Taxes
Capex, Net
Interest
Free Cash Flow

2015 and 2016 FCF Drivers

- Local
- Presidential Political
- Net Retransmission
- NOLs
- Accretive M&A
- Cost Efficiencies

(1) Pro Forma interest expense estimated with Pro Forma incremental indebtedness and estimated cash interest
(2) Gray actual data per Company; 2012PF, 2013PF and 2014PF

Prudent Balance Sheet Management Leads to Deleveraging

- Gray has significantly reduced secured and total leverage from historical levels
- Gray has diversified its revenue base, allowing for significant free cash flow in both political and non-political years

Net Financial Leverage [1]

($ in millions)



Secured Net Debt / OCF [2]
Net Debt / OCF [2]
Preferred Stock / OCF
8.5x
3.5x
4.4x
2010A
7.5x
3.2x
4.0x
2011A
6.1x
2.2x
3.9x
2012A
5.7x [4]
4.7x
1.0x
2013A
6.0x [4]
3.4x
2.6x
2014A
4.9x[2,4]
9/30/2015A
5.5x[2,4]
9/30/2015PF

	2010A	2011A	2012A	2013A	2014A	9/30/2015A	9/30/2015PF
Net Debt[2] + Preferred Stock[3]	$881	$872	$824	$824	$1,200	$1,150 [4]	$1,573
L8QA OCF	$104	$117	$136	$147	$200	$233	$287

(1) Gray actual data per company filings
(2) Total debt less all cash on hand
(3) Liquidation value plus accrued dividends
(4) Pro forma for all transactions completed as of the respective date as required by our senior credit facility

Record Pro Forma Results YTD, 2015

	Selected Operating Data on Combined Historical Basis Nine Months Ended September 30,				
	2015	2014	% Change 2015 to 2014	2013	% Change 2015 to 2013
	(in thousands, except per share data)				
Revenue (less agency commissions):					
Total	$ 532,273	$ 515,525	3 %	$ 445,724	19 %
Political	$ 8,903	$ 53,572	(83) %	$ 6,452	38 %
Operating expenses (1):					
Broadcast	$ 344,690	$ 313,284	10%	$ 288,423	20 %
Corporate and administrative	$ 23,313	$ 21,618	8 %	$ 13,587	72 %
Net income	$ 35,305	$ 51,025	(31) %	$ 30,772	15 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 205,322	$ 216,076	(5) %	$ 173,522	18 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 184,339	$ 197,264	(7) %	$ 161,654	14 %
Operating Cash Flow as defined in the Senior Credit Facility	$ 189,080	$ 202,862	(7) %	$ 164,432	15 %
Free Cash Flow	$ 93,633	$ 107,412	(13) %	$ 73,860	27 %
Free Cash Flow Per Share:					
Basic	$ 1.39	$ 1.86		$ 1.28	
Diluted	$ 1.38	$ 1.84		$ 1.28	

Note: Pro Forma – All completed and pending transactions
(1) Excludes depreciation, amortization, and loss on disposal of assets.
(2) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income included elsewhere herein.

Pro Forma Annual Results 2012-2014

gray

	Selected Operating Data on Combined Historical Basis Year Ended December 31				
	2014	2013	% Change 2014 to 2013	2012	% Change 2013 to 2012
	(in thousands except per share data)				
Revenue (less agency commissions):					
Total	$ 745,765	$ 609,917	22 %	$ 684,884	9 %
Political	$ 118,469	$ 10,806	996 %	$ 143,067	(17) %
Retransmission	$ 109,078	$ 74,952	45 %	$ 57,957	29 %
Operating expenses (1):					
Broadcast	$ 425,894	$ 387,745	10 %	$ 367,676	16 %
Corporate and administrative	$ 29,203	$ 19,810	47 %	$ 15,927	83 %
Net income	$ 100,845	$ 50,911	98 %	$ 96,027	5 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 336,961	$ 247,159	36 %	$ 346,239	(3) %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 311,290	$ 229,323	36 %	$ 331,190	(6) %
Operating Cash Flow as defined in the Senior Credit Facility	$ 316,822	$ 233,201	36 %	$ 329,662	(4) %
Free Cash Flow	$ 188,704	$ 111,756	69 %	$ 201,150	(6) %

Note: Pro Forma – All completed and pending transactions

(1) Excludes depreciation, amortization and loss on disposal of assets

(2) See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income included elsewhere herein

Pro Forma 9/30/15 L8QA Reconciliation

($ in millions)	2013PF[1]	2014PF	YTD Q3'13PF	YTD Q3'14PF	YTD Q3'15PF	LTM 9/30/14 PF	LTM 9/30/15 PF	L8QA 9/30/15 PF
Net Revenues								
Local	297.2	300.3	214.9	220.1	232.4	302.4	312.6	307.5
National	91.4	87.5	66.6	63.4	66.1	88.2	90.2	89.2
Political	6.8	93.5	4.1	40.5	8.5	43.3	61.5	52.4
Internet	29.2	30.2	21.2	22.5	21.3	30.5	29.0	29.8
Retransmission	59.7	90.9	43.0	68.0	116.9	84.7	139.8	112.2
Other	18.8	18.0	16.0	14.1	8.8	17.0	12.7	14.8
Network Compensation	0.6	0.5	0.5	0.4	0.0	0.6	0.1	0.3
Management Fee - Gray	7.1	0.0	7.1	0.0	0.0	0.0	0.0	0.0
Gray Standalone Net Revenue	**511.0**	**621.0**	**373.4**	**429.0**	**454.0**	**566.6**	**646.0**	**606.3**
Local	59.7	64.1	43.8	47.3	48.5	63.2	65.3	64.2
National	19.4	19.8	14.1	14.1	14.9	19.4	20.6	20.0
Political	3.8	26.0	2.4	13.1	0.5	14.5	13.5	14.0
Internet	6.8	6.9	5.1	5.0	6.3	6.7	8.2	7.5
Retransmission	15.2	18.2	11.5	13.6	18.2	17.4	22.9	20.1
Other	2.8	2.7	2.1	2.2	2.4	3.0	2.8	2.9
KOTA Acquisition	5.6	1.8	4.0	1.8	0.0	3.3	(0.0)	1.7
Schurz Standalone Net Revenue	**113.3**	**139.4**	**82.9**	**97.0**	**90.8**	**127.4**	**133.2**	**130.3**
Net Effect of Swaps on Standalone Net Revenue	(14.4)	(14.6)	(10.6)	(10.5)	(12.4)	(14.3)	(16.6)	(15.4)
Total Net Revenue	**609.9**	**745.8**	**445.7**	**515.5**	**532.3**	**679.7**	**762.6**	**721.2**
Broadcast Expenses								
Gray Standalone	319.3	350.1	237.6	258.5	289.4	340.2	381.0	360.6
Schurz Standalone	80.0	89.3	59.0	63.3	67.2	84.4	93.1	88.8
Swaps Standalone	(11.9)	(13.8)	(8.2)	(8.5)	(11.9)	(12.2)	(17.2)	(14.7)
Total Broadcast Expense	**387.4**	**425.6**	**288.4**	**313.3**	**344.7**	**412.3**	**456.9**	**434.6**
Synergies	24.4	20.3	16.2	13.9	17.6	22.1	24.0	23.1
Other	0.3	(3.6)				0.3	(3.6)	(1.6)
Total Broadcast Cash flow	**247.2**	**337.0**	**173.5**	**216.1**	**205.3**	**289.8**	**326.2**	**308.0**
Corporate Expenses	19.8	29.2	13.6	21.6	23.3	27.8	30.9	29.4
Broadcast EBITDA	**227.4**	**307.8**	**159.9**	**194.4**	**182.0**	**261.9**	**295.3**	**278.6**
Adjustments	5.7	9.0	4.4	8.5	7.1	9.8	7.7	8.7
Operating Cash Flow	**$233.2**	**$316.8**	**$164.4**	**$202.9**	**$189.1**	**$271.7**	**$303.0**	**$287.3**
Operating Cash Flow (L8QA)		**$275.0**						

Note: 2013PF, 2014PF and 2015E Gray standalone metrics are Pro Forma for all announced and closed acquisitions and divestitures Pending Schurz and Related Transactions

[1] 2013PF excludes WLUC

Combined Historical Results[1] – Pro Forma

Pro Forma Non-GAAP Reconciliation

	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2014	Nine Months Ended September 30, 2013	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2015	L8QA 2015
	(in thousands)						
Net income	$ 96,027	$ 50,911	$ 100,845	$ 30,772	$ 51,025	$ 35,305	$ 78,144
Adjustments to reconcile from net income to Broadcast Cash Flow Less Cash Corporate Expenses:							
Depreciation	40,643	42,910	42,907	31,971	33,357	34,289	44,068
Amortization of intangible assets	2,773	1,940	15,207	1,684	10,409	13,803	14,633
Non-cash stock-based compensation	878	1,974	5,012	1,719	4,032	3,011	4,139
Loss (gain) on disposal of assets, net	91	1,072	876	101	751	1,180	1,513
Miscellaneous expense (income), net	1,360	449	(226)	4,454	3,212	48	(2,092)
Interest expense	92,362	90,339	90,225	67,263	66,961	67,196	90,249
Loss from early extinguishment of debt	46,683	-	5,086	-	4,897	-	2,543
Income tax expense	23,754	13,313	33,913	7,432	9,910	12,535	26,165
Amortization of program broadcast rights	13,053	13,179	13,004	8,558	9,335	10,837	14,231
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	26	28	25	21	18	19	26
Network compensation revenue recognized	(687)	(615)	(456)	(470)	(343)	-	(301)
Payments for program broadcast rights	(13,818)	(13,252)	(15,153)	(8,618)	(11,239)	(10,558)	(15,173)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	15,049	17,836	25,671	11,868	18,812	20,983	26,311
Other	28,044	27,075	20,025	16,766	14,940	16,675	23,504
Broadcast Cash Flow	**346,239**	**247,159**	**336,961**	**173,522**	**216,076**	**205,322**	**307,960**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(15,049)	(17,836)	(25,671)	(11,868)	(18,812)	(20,983)	(26,311)
Broadcast Cash Flow Less Cash Corporate Expenses	**331,190**	**229,323**	**311,290**	**161,654**	**197,264**	**184,339**	**281,649**
Pension expense	7,874	8,626	6,126	6,464	4,611	4,190	6,239
Contributions to pension plans	(9,402)	(4,748)	(6,770)	(3,686)	(4,713)	(3,916)	(5,874)
Other	-	-	6,176	-	5,700	4,467	5,322
Operating Cash Flow as defined in Senior Credit Agreement	**329,662**	**233,201**	**316,822**	**164,432**	**202,862**	**189,080**	**287,335**
Interest expense	(92,362)	(90,339)	(90,225)	(67,263)	(66,961)	(67,196)	(90,249)
Amortization of deferred financing costs	2,723	1,903	2,970	1,235	2,158	2,396	3,017
Amortization of net original issue discount (premium) on 7 ½% senior notes due 2020	1,127	(9)	(863)	206	(647)	(647)	(863)
Purchase of property and equipment	(35,000)	(30,000)	(35,000)	(22,500)	(26,250)	(26,250)	(34,375)
Income taxes paid, net of refunds	(5,000)	(3,000)	(5,000)	(2,250)	(3,750)	(3,750)	(4,750)
Free Cash Flow	**201,150**	**111,756**	**188,704**	**73,860**	**107,412**	**93,633**	**160,116**

(1) See Definition of "Pro Forma" herein

Non-GAAP Reconciliation

Gray Television, Inc.
Year Ended December 31, 2012

	As Reported Basis	Other Acquisitions	Adjustments	Combined Historical Basis	Schurz and Related Transactions	Adjustments	Pro-Forma
Net income	$ 28,129	$ 48,253	$ (5,840)	$ 70,542	$ 29,409	$ (3,924)	$ 96,027
Adjustments to reconcile from net income to Broadcast Cash Flow Less Cash Corporate Expenses:							
Depreciation	23,133	10,783		33,916	6,727		40,643
Amortization of intangible assets	75	1,187		1,262	1,511		2,773
Non-cash stock-based compensation	878	-		878	-		878
Loss (gain) on disposal of assets, net	(31)	(38)		(69)	160		91
Miscellaneous expense (income), net	(2)	1,401		1,399	(39)		1,360
Interest expense	59,443	8,346	9,573	77,362	321	14,679	92,362
Loss from early extinguishment of debt	46,683	-		46,683	-		46,683
Income tax expense	19,188	14,160	(3,733)	29,615	(136)	(5,725)	23,754
Amortization of program broadcast rights	11,081	1,888		12,969	84		13,053
Common stock contributed to 401(k) plan		-					
excluding corporate 401(k) contributions	26	-		26	-		26
Network compensation revenue recognized	(687)	-		(687)	-		(687)
Payments for program broadcast rights	(11,839)	(1,888)		(13,727)	(91)		(13,818)
Corporate and administrative expenses excluding	-	-			-		
depreciation, amortization of intangible assets and	-	-			-		
non-cash stock-based compensation	15,049	2,582	(2,582)	15,049	5,030	(5,030)	15,049
Other	-	16,953		16,953	11,091		28,044
Broadcast Cash Flow	**191,126**	**103,627**	**(2,582)**	**292,171**	**54,068**	**-**	**346,239**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(15,049)	(2,582)	2,582	(15,049)	(5,030)	5,030	(15,049)
Broadcast Cash Flow Less Cash Corporate Expenses	**176,077**	**101,045**	**-**	**277,122**	**49,039**	**5,030**	**331,190**
Pension expense	-	7,874		7,874	-		7,874
Contributions to pension plans	-	(9,402)		(9,402)	-		(9,402)
Other	-	-		-	-		-
Operating Cash Flow as defined in Senior Credit Agreement	**176,077**	**99,517**	**-**	**275,594**	**49,039**	**5,030**	**329,662**
Interest expense	(59,443)	(8,346)	(9,573)	(77,362)	(321)	(14,679)	(92,362)
Amortization of deferred financing costs	2,723	-		2,723	-		2,723
Amortization of net original issue discount (premium)					-		
on 7 1/2% senior notes due 2020	1,127	-		1,127	-		1,127
Purchase of property and equipment	(23,714)	(5,168)		(28,882)	-	(6,118)	(35,000)
Income taxes paid, net of refunds	(836)	-		(836)	-	(4,164)	(5,000)
Free Cash Flow	**$ 95,934**	**$ 86,003**	**$ (9,573)**	**$ 172,364**	**$ 48,717**	**$ (19,931)**	**$ 201,150**

Non-GAAP Reconciliation, continued

Gray Television, Inc.
Year Ended December 31, 2013

	As Reported Basis	Other Acquisitions	Adjustments	Combined Historical Basis	Schurz and Related Transactions	Adjustments	Pro-Forma
Net income	$ 18,288	$ 31,477	$ (10,575)	$ 39,190	$ 16,157	$ (4,435)	$ 50,911
Adjustments to reconcile from net income to Broadcast Cash							
Flow Less Cash Corporate Expenses:							
Depreciation	24,096	10,652		34,748	8,162		42,910
Amortization of intangible assets	336	1,000		1,336	604		1,940
Non-cash stock-based compensation	1,974	-		1,974	-		1,974
Loss (gain) on disposal of assets, net	765	85		850	222		1,072
Miscellaneous expense (income), net	-	360		360	89		449
Interest expense	52,445	5,558	17,336	75,339	413	14,587	90,339
Loss from early extinguishment of debt	-	-		-	-		-
Income tax expense	13,147	12,227	(6,761)	18,613	389	(5,689)	13,313
Amortization of program broadcast rights	11,367	1,723		13,090	89		13,179
Common stock contributed to 401(k) plan					-		
excluding corporate 401(k) contributions	28	-		28	-		28
Network compensation revenue recognized	(615)	-		(615)	-		(615)
Payments for program broadcast rights	(11,433)	(1,723)		(13,156)	(96)		(13,252)
Corporate and administrative expenses excluding					-		
depreciation, amortization of intangible assets and					-		
non-cash stock-based compensation	17,836	3,237	(3,237)	17,836	4,463	(4,463)	17,836
Other	-	15,872		15,872	11,203		27,075
Broadcast Cash Flow	**128,234**	**80,468**	**(3,237)**	**205,465**	**41,694**	**-**	**247,159**
Corporate and administrative expenses excluding							
depreciation, amortization of intangible assets and							
non-cash stock-based compensation	(17,836)	(3,237)	3,237	(17,836)	(4,463)	4,463	(17,836)
Broadcast Cash Flow Less Cash Corporate Expenses	**110,398**	**77,231**	**-**	**187,629**	**37,231**	**4,463**	**229,323**
Pension expense	8,626	-		8,626	-		8,626
Contributions to pension plans	(4,748)	-		(4,748)	-		(4,748)
Other	-	-		-	-		-
Operating Cash Flow as defined in Senior Credit Agreement	**114,276**	**77,231**	**-**	**191,507**	**37,231**	**4,463**	**233,201**
Interest expense	(52,445)	(5,558)	(17,336)	(75,339)	(413)	(14,587)	(90,339)
Amortization of deferred financing costs	1,903	-		1,903	-		1,903
Amortization of net original issue discount (premium)					-		
on 7 1/2% senior notes due 2020	(9)	-		(9)	-		(9)
Purchase of property and equipment	(24,053)	(3,321)		(27,374)	-	(2,626)	(30,000)
Income taxes paid, net of refunds	(519)	-		(519)	-	(2,481)	(3,000)
Free Cash Flow	**$ 39,153**	**$ 68,352**	**$ (17,336)**	**$ 90,169**	**$ 36,818**	**$ (15,231)**	**$ 111,756**

Non-GAAP Reconciliation, continued

Gray Television, Inc.
Year Ended December 31, 2014

	As Reported Basis	Other Transactions	Adjustments	Combined Historical Basis	Schurz and Related Transactions	Adjustments	Pro-Forma
Net income	$ 48,061	$ 29,799	$ (2,008)	$ 75,852	$ 29,303	$ (4,311)	$ 100,845
Adjustments to reconcile from net income to Broadcast Cash Flow Less Cash Corporate Expenses:							
Depreciation	30,248	5,750		35,998	6,909		42,907
Amortization of intangible assets	8,297	485		8,782	6,425		15,207
Non-cash stock-based compensation	5,012	-		5,012	-		5,012
Loss (gain) on disposal of assets, net	623	(452)		171	705		876
Miscellaneous expense (income), net	(23)	(46)		(69)	(157)		(226)
Interest expense	68,913	3,021	3,291	75,225	(137)	15,137	90,225
Loss from early extinguishment of debt	5,086	-		5,086	-		5,086
Income tax expense	31,736	8,908	(1,283)	39,361	456	(5,903)	33,913
Amortization of program broadcast rights	12,871	-		12,871	133		13,004
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	25	-		25	-		25
Network compensation revenue recognized	(456)	-		(456)	-		(456)
Payments for program broadcast rights	(15,087)	-		(15,087)	(66)		(15,153)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	25,671	1,464	(1,464)	25,671	4,923	(4,923)	25,671
Other	-	8,806		8,806	11,219		20,025
Broadcast Cash Flow	**220,977**	**57,735**	**(1,464)**	**277,248**	**59,713**	**-**	**336,961**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(25,671)	(1,464)	1,464	(25,671)	(4,923)	4,923	(25,671)
Broadcast Cash Flow Less Cash Corporate Expenses	**195,306**	**56,271**	**-**	**251,577**	**54,790**	**4,923**	**311,290**
Pension expense	6,126	-		6,126	-		6,126
Contributions to pension plans	(6,770)	-		(6,770)	-		(6,770)
Other	-	6,176		6,176	-		6,176
Operating Cash Flow as defined in Senior Credit Agreement	**194,662**	**62,447**	**-**	**257,109**	**54,790**	**4,923**	**316,822**
Interest expense	(68,913)	(3,021)	(3,291)	(75,225)	137	(15,137)	(90,225)
Amortization of deferred financing costs	2,970	-		2,970	-		2,970
Amortization of net original issue discount (premium) on 7 1/2% senior notes due 2020	(863)	-		(863)	-		(863)
Purchase of property and equipment	(32,215)	-		(32,215)	-	(2,785)	(35,000)
Income taxes paid, net of refunds	(401)	-		(401)	-	(4,599)	(5,000)
Free Cash Flow	**$ 95,240**	**$ 59,426**	**$ (3,291)**	**$ 151,375**	**$ 54,927**	**$ (17,598)**	**$ 188,704**

Non-GAAP Reconciliation, continued

Gray Television, Inc.
Nine Months Ended September 30, 2013

	As Reported Basis	Other Acquisitions	Adjustments	Combined Historical Basis	Schurz and Related Transactions	Adjustments	Pro-Forma
Net income	$ 13,087	$ 18,609	$ (8,634)	$ 23,062	$ 11,179	$ (3,468)	$ 30,772
Adjustments to reconcile from net income to Broadcast Cash Flow Less Cash Corporate Expenses:							
Depreciation	17,762	8,344		26,106	5,865		31,971
Amortization of intangible assets	40	1,257		1,297	387		1,684
Non-cash stock-based compensation	1,719	-		1,719	-		1,719
Loss (gain) on disposal of assets, net	(56)	-		(56)	157		101
Miscellaneous expense (income), net	-	4,378		4,378	76		4,454
Interest expense	37,790	4,069	14,154	56,013	315	10,935	67,263
Loss from early extinguishment of debt	-	-		-	-		-
Income tax expense	9,715	7,195	(5,520)	11,390	307	(4,265)	7,432
Amortization of program broadcast rights	8,492	-		8,492	66		8,558
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	21	-		21	-		21
Network compensation revenue recognized	(470)	-		(470)	-		(470)
Payments for program broadcast rights	(8,549)	-		(8,549)	(69)		(8,618)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	11,868	-		11,868	3,202	(3,202)	11,868
Other	-	8,330		8,330	8,436		16,766
Broadcast Cash Flow	**91,419**	**52,182**	-	**143,601**	**29,921**	-	**173,522**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(11,868)	-		(11,868)	(3,202)	3,202	(11,868)
Broadcast Cash Flow Less Cash Corporate Expenses	**79,551**	**52,182**	-	**131,733**	**26,719**	**3,202**	**161,654**
Pension expense	6,464	-		6,464	-		6,464
Contributions to pension plans	(3,686)	-		(3,686)	-		(3,686)
Other	-	-		-	-		-
Operating Cash Flow as defined in Senior Credit Agreement	**82,329**	**52,182**	-	**134,511**	**26,719**	**3,202**	**164,432**
Interest expense	(37,790)	(4,069)	(14,154)	(56,013)	(315)	(10,935)	(67,263)
Amortization of deferred financing costs	1,235	-		1,235	-		1,235
Amortization of net original issue discount (premium) on 7 1/2% senior notes due 2020	206	-		206	-		206
Purchase of property and equipment	(18,441)	(2,250)		(20,691)	-	(1,809)	(22,500)
Income taxes paid, net of refunds	(518)	-		(518)	-	(1,732)	(2,250)
Free Cash Flow	**$ 27,021**	**$ 45,863**	**$ (14,154)**	**$ 58,730**	**$ 26,404**	**$ (11,274)**	**$ 73,860**

Non-GAAP Reconciliation, continued

Gray Television, Inc.
Nine Months Ended September 30, 2014

	As Reported Basis	Other Acquisitions	Adjustments	Combined Historical Basis	Schurz and Related Transactions	Adjustments	Pro-Forma
Net income	$ 16,808	$ 22,780	$ (1,826)	$ 37,762	$ 16,272	$ (3,010)	$ 51,025
Adjustments to reconcile from net income to Broadcast Cash Flow Less Cash Corporate Expenses:							
Depreciation	21,598	5,987		27,585	5,772		33,357
Amortization of intangible assets	5,291	709		6,000	4,409		10,409
Non-cash stock-based compensation	4,032	-		4,032	-		4,032
Loss (gain) on disposal of assets, net	385	(6)		379	372		751
Miscellaneous expense (income), net	(14)	3,136		3,122	90		3,212
Interest expense	49,718	2,999	2,994	55,711	299	10,952	66,961
Loss from early extinguishment of debt	4,897	-		4,897	-		4,897
Income tax expense	10,343	4,397	(1,168)	13,572	609	(4,271)	9,910
Amortization of program broadcast rights	9,227	-		9,227	108		9,335
Common stock contributed to 401(k) plan		-			-		
excluding corporate 401(k) contributions	18	-		18	-		18
Network compensation revenue recognized	(343)	-		(343)	-		(343)
Payments for program broadcast rights	(11,194)	-		(11,194)	(45)		(11,239)
Corporate and administrative expenses excluding		-			-		
depreciation, amortization of intangible assets and		-			-		
non-cash stock-based compensation	18,812	-		18,812	3,671	(3,671)	18,812
Other		6,525		6,525	8,415		14,940
Broadcast Cash Flow	129,578	46,527	-	176,105	39,971	-	216,076
Corporate and administrative expenses excluding					-		
depreciation, amortization of intangible assets and					-		
non-cash stock-based compensation	(18,812)	-		(18,812)	(3,671)	3,671	(18,812)
Broadcast Cash Flow Less Cash Corporate Expenses	110,766	46,527	-	157,293	36,300	3,671	197,264
Pension expense	4,611	-		4,611	-		4,611
Contributions to pension plans	(4,713)	-		(4,713)	-		(4,713)
Other	-	5,700		5,700	-		5,700
Operating Cash Flow as defined in Senior Credit Agreement	110,664	52,227	-	162,891	36,300	3,671	202,862
Interest expense	(49,718)	(2,999)	(2,994)	(55,711)	(299)	(10,952)	(66,961)
Amortization of deferred financing costs	2,158	-		2,158	-		2,158
Amortization of net original issue discount (premium)					-		
on 7 1/2% senior notes due 2020	(647)	-		(647)	-		(647)
Purchase of property and equipment	(20,452)	-		(20,452)	-	(5,798)	(26,250)
Income taxes paid, net of refunds	(361)	-		(361)	-	(3,389)	(3,750)
Free Cash Flow	$ 41,644	$ 49,228	$ (2,994)	$ 87,878	$ 36,001	$ (16,468)	$ 107,412

Non-GAAP Reconciliation, continued

Gray Television, Inc.
Nine Months Ended September 30, 2015

	As Reported Basis	Other Transactions	Adjustments	Combined Historical Basis	Schurz and Related Transactions	Adjustments	Pro-Forma
Net income	$ 24,314	$ 6,880	$ -	$ 31,194	$ 6,730	$ (2,619)	$ 35,305
Adjustments to reconcile from net income to Broadcast Cash Flow Less Cash Corporate Expenses:							
Depreciation	26,906	1,440		28,346	5,943		34,289
Amortization of intangible assets	8,715	89		8,804	4,999		13,803
Non-cash stock-based compensation	3,011	-		3,011	-		3,011
Loss (gain) on disposal of assets, net	562	58		620	560		1,180
Miscellaneous expense (income), net	(102)	65		(37)	85		48
Interest expense	55,762	184	-	55,946	276	10,974	67,196
Loss from early extinguishment of debt	-	-		-	-		-
Income tax expense	16,186	243	-	16,429	386	(4,280)	12,535
Amortization of program broadcast rights	10,837	-		10,837	-		10,837
Common stock contributed to 401(k) plan					-		
excluding corporate 401(k) contributions	19	-		19	-		19
Network compensation revenue recognized	-	-		-	-		-
Payments for program broadcast rights	(10,558)	-		(10,558)	-		(10,558)
Corporate and administrative expenses excluding					-		
depreciation, amortization of intangible assets and					-		
non-cash stock-based compensation	20,983	-		20,983	4,075	(4,075)	20,983
Other	-	5,100		5,100	11,575		16,675
Broadcast Cash Flow	156,635	14,059	-	170,694	34,628	-	205,322
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(20,983)	-		(20,983)	(4,075)	4,075	(20,983)
Broadcast Cash Flow Less Cash Corporate Expenses	135,652	14,059	-	149,711	30,554	4,075	184,339
Pension expense	4,190	-		4,190	-		4,190
Contributions to pension plans	(3,916)	-		(3,916)	-		(3,916)
Other	-	4,467		4,467	-		4,467
Operating Cash Flow as defined in Senior Credit Agreement	135,926	18,526	-	154,452	30,554	4,075	189,080
Interest expense	(55,762)	(184)	-	(55,946)	(276)	(10,974)	(67,196)
Amortization of deferred financing costs	2,396	-		2,396	-		2,396
Amortization of net original issue discount (premium)					-		
on 7 1/2% senior notes due 2020	(647)	-		(647)	-		(647)
Purchase of property and equipment	(15,250)	-		(15,250)	-	(11,000)	(26,250)
Income taxes paid, net of refunds	(1,675)	-		(1,675)	-	(2,075)	(3,750)
Free Cash Flow	$ 64,988	$ 18,342	$ -	$ 83,330	$ 30,277	$ (19,974)	$ 93,633

Non-GAAP Reconciliation, continued

Gray Television, Inc.
Last Eight Quarters Ended September 30, 2015

	As Reported Basis	Other Transactions	Adjustments	Combined Historical Basis	Schurz and Related Transactions	Adjustments	Pro-Forma	LSQAOCF
Net income	$ 77,576	$ 49,547	$ (3,949)	$ 123,174	$ 41,010	$ (7,897)	$ 156,288	$ 78,144
Adjustments to reconcile from net income to Broadcast Cash Flow Less Cash Corporate Expenses:								
Depreciation	63,488	9,498	-	72,986	15,150	-	88,136	44,068
Amortization of intangible assets	17,308	317	-	17,625	11,640	-	29,265	14,633
Non-cash stock-based compensation	8,278	-	-	8,278	-	-	8,278	4,139
Loss (gain) on disposal of assets, net	2,006	(309)	-	1,697	1,329	-	3,026	1,513
Miscellaneous expense (income), net	(125)	(3,999)	-	(4,124)	(59)	-	(4,183)	(2,092)
Interest expense	139,330	4,694	6,473	150,497	238	29,762	180,497	90,249
Loss from early extinguishment of debt	5,086	-	-	5,086	-	-	5,086	2,543
Income tax expense	51,354	14,183	(2,524)	63,013	924	(11,607)	52,329	26,165
Amortization of program broadcast rights	26,583	1,723	-	28,306	156	-	28,462	14,231
Common stock contributed to 401(k) plan	-	-	-	-	-	-	-	-
excluding corporate 401(k) contributions	51	-	-	51	-	-	51	26
Network compensation revenue recognized	(601)	-	-	(601)	-	-	(601)	(301)
Payments for program broadcast rights	(28,529)	(1,723)	-	(30,252)	(93)	-	(30,345)	(15,173)
Corporate and administrative expenses excluding	-	-	-	-	-	-	-	-
depreciation, amortization of intangible assets and	-	-	-	-	-	-	-	-
non-cash stock-based compensation	52,622	4,701	(4,701)	52,622	10,258	(10,258)	52,622	26,311
Other	-	21,448	-	21,448	25,561	-	47,009	23,504
Broadcast Cash Flow	**414,427**	**100,080**	**(4,701)**	**509,806**	**106,114**	**-**	**615,920**	**307,960**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(52,622)	(4,701)	4,701	(52,622)	(10,258)	10,258	(52,622)	(26,311)
Broadcast Cash Flow Less Cash Corporate Expenses	**361,805**	**95,379**	**-**	**457,184**	**95,856**	**10,258**	**563,298**	**281,649**
Pension expense	12,478	-	-	12,478	-	-	12,478	6,239
Contributions to pension plans	(11,748)	-	-	(11,748)	-	-	(11,748)	(5,874)
Other	-	10,643	-	10,643	-	-	10,643	5,322
Operating Cash Flow as defined in Senior Credit Agreement	**362,535**	**106,022**	**-**	**468,557**	**95,856**	**10,258**	**574,671**	**287,335**
Interest expense	(139,330)	(4,694)	(6,473)	(150,497)	(238)	(29,762)	(180,497)	(90,249)
Amortization of deferred financing costs	6,034	-	-	6,034	-	-	6,034	3,017
Amortization of net original issue discount (premium)	-	-	-	-	-	-	-	-
on 7 1/2% senior notes due 2020	(1,725)	-	-	(1,725)	-	-	(1,725)	(863)
Purchase of property and equipment	(53,077)	(1,071)	-	(54,148)	-	(14,602)	(68,750)	(34,375)
Income taxes paid, net of refunds	(2,077)	-	-	(2,077)	-	(7,423)	(9,500)	(4,750)
Free Cash Flow	**$ 172,360**	**$ 100,257**	**$ (6,473)**	**$ 266,144**	**$ 95,618**	**$ (41,529)**	**$ 320,233**	**$ 160,116**

Schurz Audit Reconciliation

Gray Television, Inc.
Reconciliation of Schurz Financial Information
Amounts in Thousands

	For The Year Ended 12/31/2014		For The Nine Months Ended 9/30/2015		For The Nine Months Ended 9/30/2014	
	Revenue	Broadcast Operating Cost and Expenses	Revenue	Broadcast Operating Cost and Expenses	Revenue	Broadcast Operating Cost and Expenses
Per Audited Annual or Reviewed Interim Financial Statements of the Broadcast Operations of Schurz Communications, Inc.	152,279	108,081	100,528	81,092	105,842	77,920
Adjustments to reconcile to amount included in the pro forma financial statements of Gray Television, Inc.:						
Add:						
KOTA for period prior to being acquired by Schurz	1,779	704	-		1,779	704
Less:						
Schurz radio operations	(14,038)	(11,723)	(9,465)	(8,158)	(10,405)	(8,837)
Schurz administrative expenses		(5,949)		(6,189)		(5,667)
Loss on disposal		(705)		(611)		(663)
Other items, net	(592)	(1,156)	(257)	1,053	(198)	587
Amount included in the pro forma financial informaton of Gray Television, Inc.	139,428	89,252	90,806	67,187	97,018	64,044

Additional Transactions to Primarily Facilitate Regulatory Approval

- To facilitate regulatory approval, Gray has either announced agreements for, or completed the following transactions:
  - Gray will divest KAKE (ABC) – Gray's station in Wichita, KS (DMA 65) in exchange for WBXX (CW) – Lockwood's station in Knoxville, TN (DMA 62) and $11.2 million in cash; these transactions are expected to close at or before the Schurz closing in Q1 2016. Gray also owns the CBS affiliate, WVLT, in the Knoxville market
  - Gray will divest WSBT (CBS) – Schurz's station in South Bend, IN (DMA 96) in exchange for WLUC (NBC / FOX) – Sinclair's station in Marquette, MI (DMA 180)
  - Gray will divest the Schurz radio stations for an aggregate consideration of $16 million in cash

- In a separate transaction, Gray will acquire KYES, (MyNetwork TV), Anchorage, AK for $500k (will not close concurrently with the Schurz transaction)

Glossary

"Combined Historical Basis":	Combined Historical Basis reflects financial results, position or statistics that have been prepared by adding Gray's historical financial results, position or statistics with the historical financial results, position or statistics of the Completed Acquisitions and Completed Dispositions. It does not include any adjustments for other events attributable to the Completed Acquisitions and Completed Dispositions except "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses" and "Operating Cash Flow" gives effect to expected synergies and "Combined Historical Free Cash Flow" gives effect to the financings related to the Completed Acquisitions and Completed Dispositions
"Completed Acquisitions":	All previously disclosed acquisitions completed since November 2013 through December 31, 2015, unless otherwise specified
"Completed Dispositions":	The disposition on November 1, 2015 of NBC stations in Montana: KGBF-LP, Great Falls and KMTF, Helena for an aggregate price of $3.0 million
"Gray" (Gray Television, Inc.):	A television broadcast company headquartered in Atlanta, Georgia, that owns and operates television stations and digital properties in markets throughout the United States
"Operating Cash Flow" or "OCF":	Operating cash flow as defined in Gray's existing senior credit facility; includes Pro Forma adjustments and synergies for Completed Acquisitions and Completed Dispositions. See appendix herein for definition and reconciliations of non-GAAP terms
"Pending Schurz and Related Transactions":	On September 14, 2015, we announced that we have agreed to acquire all of the television and radio stations of Schurz Communications, Inc. ("Schurz") for approximately $442.5 million (the "Schurz Acquisition"). On October 1, 2015, we announced agreements to sell Gray's KAKE-TV in Wichita, Kansas and Schurz's WSBT-TV in South Bend, Indiana, as well as certain assets of Schurz's KOTA-TV in Rapid City, South Dakota to facilitate regulatory approvals for the Schurz Acquisition, and we simultaneously announced the acquisition of WBXX-TV in Knoxville, Tennessee, WLUC-TV in Marquette, Michigan, and KYES-TV in Anchorage, Alaska. On November 2, 2015, we announced that we reached agreements to divest the Schurz radio stations to other radio broadcasters upon the closing of the Schurz Acquisition for an aggregate sales price of $16 million. The net purchase price for the foregoing transactions is $415.8 million. Currently, we anticipate closing these pending transactions in the first quarter of 2016
"Pro Forma" or "PF":	Reflects Combined Historical Basis Results, position, or statistics of Gray, the Completed Acquisitions, the Completed Dispositions, and the pending Schurz and Related Transactions unless explicitly stated otherwise. Pro Forma financial results give effect to the specified acquisitions and/or dispositions as if they had occurred at the beginning of the relevant period

Non-GAAP Terms

From time to time, Gray supplements its financial results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") by disclosing the non-GAAP financial measures Broadcast Cash Flow, Broadcast Cash Flow Less Cash Corporate Expenses, Free Cash Flow and operating cash flow as defined in Gray's 2014 senior credit facility ("Operating Cash Flow"). These non-GAAP amounts are used by us to approximate the amount used to calculate a key financial performance covenant contained in our debt agreements. These non-GAAP amounts may also be provided on an As-Reported Basis as well as a Combined Historical Basis.

"Broadcast Cash Flow":	Net income plus loss on early extinguishment of debt, corporate and administrative expenses, broadcast non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations and network compensation revenue
"Broadcast Cash Flow Less Cash Corporate Expenses":	Net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations and network compensation revenue
"Free Cash Flow":	Net income plus loss on early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, amortization of deferred financing costs, any income tax expense, non-cash 401(k) expense, pension expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations, network compensation revenue, contributions to pension plans, amortization of original issue discount on our debt, capital expenditures (net of any insurance proceeds) and the payment of income taxes (net of any refunds received)
"Operating Cash Flow":	Defined in Gray's 2014 senior credit facility as net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations, network compensation revenue, plus pension expense but less cash contributions to pension plans

These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to and in conjunction with results presented in accordance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

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